Commitments and Contingencies (Details) - USD ($)		1 Months Ended
	Jun. 10, 2020	Apr. 25, 2019
Commitments and Contingencies (Details) [Line Items]
Commitments and contingencies, description		The claim is for a total compensation of HK$1,395,000 (approximately $178,846) which comprises of (i) HK$45,000 (approximately $5,769) as compensation for interest and administration cost incurred as a result of Dairy Farm’s delay in payment of EC Power’s share of the rental income, and (ii) HK$1,350,000 (approximately $173,077) as compensation for Dairy Farm’s early termination of the cooperation agreement without any valid proof of fault on the part of EC Power.
Mr. Chan Tin Chi [Member]
Commitments and Contingencies (Details) [Line Items]
Legal settlement amount	$ 241,706
Ms. Deborah Yuen Wai Ming [Member]
Commitments and Contingencies (Details) [Line Items]
Legal settlement amount	$ 103,841